UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2012

PolyOne Corporation

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-16091	34-1730488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PolyOne Center

33587 Walker Road

Avon Lake, Ohio 44012

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (440) 930-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 24, 2012, PolyOne Corporation (“PolyOne”) and Spartech Corporation (“Spartech”) issued a joint press release announcing that it had entered into a definitive merger agreement pursuant to which PolyOne will acquire Spartech through a merger of a subsidiary of PolyOne with and into Spartech. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits attached hereto, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements regarding the proposed acquisition of Spartech are forward-looking statements. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. They use words such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial condition, performance and/or sales. Factors that could cause actual results to differ materially from those implied by these forward-looking statements include, but are not limited to: the time required to consummate the proposed acquisition; the satisfaction or waiver of conditions in the merger agreement; any material adverse changes in the business of Spartech; the ability to obtain required regulatory, shareholder or other third-party approvals and consents and otherwise consummate the proposed acquisition; our ability to achieve the strategic and other objectives relating to the proposed acquisition, including any expected synergies; our ability to successfully integrate Spartech and achieve the expected results of the acquisition, including, without limitation, the acquisition being accretive; disruptions, uncertainty or volatility in the credit markets that could adversely impact the availability of credit already arranged and the availability and cost of credit in the future; the financial condition of our customers, including the ability of customers (especially those that may be highly leveraged and those with inadequate liquidity) to maintain their credit availability; the speed and extent of an economic recovery, including the recovery of the housing market; our ability to achieve new business gains; the effect on foreign operations of currency fluctuations, tariffs, and other political, economic and regulatory risks; changes in polymer consumption growth rates where we conduct business; changes in global industry capacity or in the rate at which anticipated changes in industry capacity come online; fluctuations in raw material prices, quality and supply and in energy prices and supply; production outages or material costs associated with scheduled or unscheduled maintenance programs; unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters; an inability to achieve or delays in achieving or achievement of less than the anticipated financial benefit from initiatives related to working capital reductions, cost reductions, and employee productivity goals; an inability to raise or sustain prices for products or services; an inability to maintain appropriate relations with unions and employees; the inability to achieve expected results from our acquisition activities; our ability to continue to pay cash dividends; the amount and timing of repurchases of our common shares, if any; and other factors affecting our business beyond our control, including, without limitation, changes in the general economy, changes in interest rates and changes in the rate of inflation. The above list of factors is not exhaustive.

We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any further disclosures we make on related subjects in our reports on Form 10-Q, 8-K and 10-K that we provide to the Securities and Exchange Commission.

Additional Information

In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. SPARTECH STOCKHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement/prospectus will be mailed to stockholders of Spartech. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from PolyOne at its website, www.polyone.com, or 33587 Walker Road, Avon Lake, Ohio 44012, Attention: Corporate Secretary, or from Spartech at its website, www.Spartech.com, or 120 S. Central Avenue, Suite 1700, Clayton, MO 63105, Attention: Corporate Secretary.

Participants in Solicitation

PolyOne and Spartech and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information concerning PolyOne’s participants is set forth in the proxy statement, dated March 23, 2012, for PolyOne’s 2012 Annual Meeting of Stockholders as filed with the SEC on Schedule 14A and PolyOne’s current reports on Form 8-K, as filed with the SEC on May 11, 2012 and September 25, 2012. Information concerning Spartech’s participants is set forth in the proxy statement, dated January 24, 2012, for Spartech’s 2012 Annual Meeting of Stockholders as filed with the SEC on Schedule 14A and Spartech’s current report on Form 8-K, as filed with the SEC on March 16, 2012. Additional information regarding the interests of participants of PolyOne and Spartech in the solicitation of proxies in respect of the proposed merger will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Joint press release announcing definitive merger agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PolyOne Corporation

By:	/s/ Lisa K. Kunkle
Lisa K. Kunkle
Vice President, General Counsel and Secretary

Date: October 24, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint press release announcing definitive merger agreement.